UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2010
DATE OF REPORTING PERIOD: November 1, 2009 through April 30, 2010

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Investment strategies for your serious money®

Calamos Global Dynamic Income Fund (CHW)

Semiannual Report April 30, 2010

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Calamos Investments: Expertise and Foresight

Since our founding in 1977, Calamos Investments has been committed to addressing the investment needs of individual and institutional investors. For more than 30 years, clients have admired our adherence to a single investment approach: to seek a proper balance between risks and opportunities. Much of our success is due to our consistent application of our core belief when it comes to investment management: one-team, one-process. A single team of investment professionals analyzes the entire capital structure of a company prior to selecting individual securities for the portfolios. The versatility of our approach, our disciplined focus on risk management, and our goal of consistently achieving superior returns for our clients are three pillars that support our ongoing prosperity. Leveraging founder John P. Calamos, Sr.’s expertise in the complex convertible market, the company has evolved from a small boutique manager into a global, growth-focused investment firm that offers multiple investment vehicles across equity, fixed-income and alternative strategies.

We invite you to review our semiannual report.

  TABLE OF CONTENTS

Letter to Shareholders	1

Investment Team Commentary	4

Schedule of Investments	6

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes In Net Assets	16

Statement of Cash Flows	17

Notes to Financial Statements	18

Financial Highlights	27

Report of Independent Registered Public Accounting Firm	28

About Closed-End Funds	29

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	30

The Calamos Investments Advantage	31

Calamos Closed-End Funds	32

Letter to Shareholders

About the Fund

•	The Fund’s dynamic asset allocation approach and broad investment universe—including equities and higher-yielding convertible and corporate bonds—provides enhanced opportunities for income and total return.

•	Invests in securities of U.S. and non-U.S. issuers.

Dear current and prospective shareholders:

Since 1977, our experience and the evolution of our one-team, one-process approach to investing have continued to meet the investment needs of our individual and institutional investors through many uncertain times and volatile markets. Our goal is to find the optimal balance between opportunity and risk, allowing our investors to take advantage of market gains while minimizing the impact of downward markets. At Calamos Investments, a single team of experts manages all of our strategies including equity, fixed-income and alternative strategies. Our unique process allows us to dynamically invest in a combination of asset classes where we see opportunity.

In 1985, we created our first mutual Fund and one of the first convertible securities mutual Funds by utilizing our experience managing institutional portfolios. Over the years, we have built upon that experience to create many investment strategies in open-end and closed-end Fund formats. Beginning in 1996, we began offering global investment strategies to capitalize on investment opportunities around the world.

In 2002, we launched our first closed-end Fund to great success. Closed-end Funds are long-term investments, the majority of which focus on providing monthly distributions, but there are important differences among individual closed-end Funds.

Today, we manage a total of five closed-end Funds. While each closed-end Fund has a different risk profile, the overall objectives are consistent. Calamos’ closed-end Funds can be grouped into two broad categories: enhanced fixed-income Funds and total return Funds. Each of our closed-end Funds invests in a combination of asset classes, maintaining the potential for capital appreciation and providing sources of income.

Enhanced Fixed-Income Funds

Portfolios positioned to pursue high current income from investment income and capital gains.

– Convertible Opportunities and Income Fund (CHI)—invests in high yield and convertible securities, primarily in U.S. markets.

– Convertible and High Income Fund (CHY)—invests in high yield and convertible securities, primarily in U.S. markets.

Global Dynamic Income Fund Letter to Shareholders SEMIANNUAL REPORT	1

Letter to Shareholders

–	Global Dynamic Income Fund (CHW)—invests in equities and higher yielding convertible securities and corporate bonds in both U.S. and non-U.S. markets.

Total Return Funds

Portfolios positioned to seek current income with increased emphasis on capital gains potential.

–	Global Total Return Fund (CGO)—invests in equities and higher yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets.

–	Strategic Total Return Fund (CSQ)—invests in equities and higher yielding convertible securities and corporate bonds, primarily in U.S. markets.

Broadly speaking, we continue to favor companies and issuers with stronger balance sheets and the ability to grow without over-relying on the capital markets. We continue to emphasize companies with global leadership positions, well-recognized brands and capable management teams. Our investment process also reflects long-term thematic influences, such as productivity improvements, globalization and infrastructure building.

We believe that the volatility in the markets will continue to be unpredictable; accordingly, our aim is to think globally and be flexible. We have positioned the portfolios in higher quality names relative to the investment universe in which each respective Fund may participate. In regards to equities, while focusing on income and total return objectives, we have favored larger companies that have stronger balance sheets and global revenue streams, which we believe are better positioned to take advantage of opportunities that globalization offers and have the strength to withstand potential market turbulence.

While there are many positive signs in the economic picture, we continue to favor more conservative positioning in convertibles and high yield bonds. Notably, we have maintained an underweight position in the lowest quality credit tier. Over the years, we have relied heavily on our credit process to serve shareholders. We continue to believe that avoiding these speculative credits is prudent risk management, and historically has served our shareholders well. We have conviction that this positioning provides the portfolio with an attractive risk/reward profile in the current market environment.

In this semiannual report you will find a variety of information about the six months ended April 30, 2010 for your review. Enclosed are commentaries from our investment team, a list of portfolio holdings, financial data and highlights, as well as details about the performance and asset allocation.

During the reporting period, the Fund continued to operate in a very low interest rate environment. The environment has been conducive to the prudent use of leverage in the Fund, as we were able to borrow at inexpensive rates and achieve a return greater than the cost of leverage on the invested proceeds. The use of leverage has also been supportive of the Fund’s distribution rate. We plan to continue the judicious use of leverage so long as we believe it will create value for shareholders. Further, we believe that the Fund’s current distribution rate remains very attractive, especially when viewed against other income producing strategies. We and the Fund’s Board of

2	Global Dynamic Income Fund SEMIANNUAL REPORT Letter to Shareholders

Letter to Shareholders

Trustees remain committed to providing a distribution that we believe is generally sustainable over the long-term and we will continue to keep a watchful eye on the investment climate to determine an appropriate rate for our shareholders.

We encourage you to call your financial advisor or Calamos Investments at 800.582.6959 to talk further about your individual investments. You may also visit our website at www.calamos/ce.com for more information about our Funds, their objectives and performances, as well as up-to-date market commentary.

Thank you for your confidence and for letting us serve your investment needs both now and in years to come.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

Global Dynamic Income Fund Letter to Shareholders SEMIANNUAL REPORT	3

Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

 TOTAL RETURN*
Common Shares – Inception 6/27/07

	6		Since
	Months	1 Year	Inception**

On Market Price	14.77%	38.76%	-9.60%
On NAV	10.97%	37.08%	-4.48%
*Total return measures net investment income and net realized gain or loss from portfolio investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.
**Annualized since inception.
The objective of the Calamos Global Dynamic Income Fund (CHW) is to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world. In offering a diversified means to participate in the long-term growth potential of global markets, the Fund draws upon the firm’s wide ranging expertise in an array of asset classes - all blended in an attempt to positively harness volatility and capture income in excess of traditional fixed-income vehicles.

About the Fund

•	The Fund’s dynamic asset allocation approach and broad investment universe — including equities and higher yielding convertible and corporate bonds — provides enhanced opportunities for income and return.

•	Invests in securities of U.S. issuers, with a Fund mandate that 40% of net assets are invested in securities of non-U.S. issuers.
 SECTOR WEIGHTINGS

Information Technology	19.4%
Energy	14.0
Health Care	11.9
Industrials	10.5
Financials	9.4
Consumer Discretionary	8.9
Consumer Staples	7.6
Materials	6.6
Telecommunication Services	3.3
Utilities	1.2
Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the portfolio may hold.

 SINCE INCEPTION MARKET PRICE AND NAV HISTORY

How did the Fund perform over the reporting period on a NAV basis?

CHW’s net asset value (NAV) total return was a gain of 10.97%, outperforming both the MSCI World Index return of 9.67% and the BofA Merrill Lynch Global Broad Market Index return of -1.42%.

How did the Fund perform over the reporting period on a market price basis?

The return on market price was 14.77% for the six-month period ended April 30, 2010. This significantly outperformed the MSCI World and BofA Merrill Lynch Global Broad Market indexes mentioned above.

4	Global Dynamic Income Fund SEMIANNUAL REPORT Investment Team Commentary

Investment Team Commentary

What affected the Fund’s performance over the reporting period?

The Fund incorporates several different strategies including Long Convertible and High Yield, Covered Call Writing, and Convertible Arbitrage. All of these strategies performed positively during the reporting period.

The Fund’s NAV benefited as high yield bonds and convertible securities performed well as investors sought income-producing securities during the reporting period. High yield credit spreads narrowed, indicating a preference for high yield bonds, and ended the period with the average spread trading at 588 basis points according to JP Morgan market data (at the beginning of the period, the spread was 749 basis points). In the convertible market, the reporting period was characterized by significant outperformance of the CCC credit tier of the convertible market. In this uncertain market environment, we have been significantly underweight the CCC rated issuers and this hampered the Fund’s performance.

The Fund is focused on investing in securities that offer yield or distribution, and that will also potentially provide a total return longer term. To help manage risks in this area and certainly, in light of current economic and market conditions, the Fund tends to have a higher quality bias than the broad high yield or convertible markets. While this did somewhat reduce returns as the lowest quality tiers of these markets showed the strongest performance, we continue to protect against volatility and default potential of the lowest grade securities.

What are your current thoughts regarding the Fund’s distribution rate?

The Fund has been operating in a very low interest rate environment as witnessed by the lower relative yields found in the marketplace. The S&P 500 Dividend Yield has been roughly 2%, 10 Year Treasury Bonds were yielding 3.3% and 30 Year Treasuries were yielding 4.2%. To reflect the lower interest rate environment, we reduced the monthly distribution of the fund last November from $0.06 to $0.05 per share. We believe that the market price yield of 6.82% at the end of the reporting period is very competitive. The Fund utilizes a level rate distribution policy which allows it to utilize income and short term capital gains on a monthly basis as well as long term capital gains at the Fund’s fiscal and calendar year end periods.

Global Dynamic Income Fund Investment Team Commentary SEMIANNUAL REPORT	5

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

CORPORATE BONDS (21.6%)
	Consumer Discretionary (3.9%)
2,000,000	Boyd Gaming Corp. 7.125%, 02/01/16	$1,800,000
2,000,000	DISH Network Corp. 7.125%, 02/01/16	2,040,000
2,000,000	General Motors Corp. 7.200%, 01/15/11	755,000
2,000,000	Hanesbrands, Inc.‡ 3.831%, 12/15/14	1,940,000
1,000,000	Interpublic Group of Companies, Inc. 6.250%, 11/15/14	1,030,000
2,000,000	Jarden Corp. 7.500%, 05/01/17	2,055,000
2,000,000	Liberty Media Corp. 8.500%, 07/15/29	1,897,500
40,000	Live Nation Entertainment, Inc.*† 8.125%, 05/15/18	41,300
2,000,000	MGM Mirage 7.500%, 06/01/16	1,775,000
1,000,000	NetFlix, Inc. 8.500%, 11/15/17	1,070,000
70,000	Phillips-Van Heusen Corp.† 7.375%, 05/15/20	72,100
2,210,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	2,055,300
2,000,000	Service Corp. International 8.000%, 11/15/21	2,090,000
1,000,000	Sotheby’s Holdings, Inc. 7.750%, 06/15/15	1,022,500
1,000,000	Speedway Motorsports, Inc. 8.750%, 06/01/16	1,075,000

		20,718,700

	Consumer Staples (0.7%)
230,000	Del Monte Foods Company* 7.500%, 10/15/19	244,087
1,500,000	NBTY, Inc.~ 7.125%, 10/01/15	1,516,875
2,000,000	Smithfield Foods, Inc.~ 7.750%, 07/01/17	1,987,500
50,000	TreeHouse Foods, Inc. 7.750%, 03/01/18	52,250

		3,800,712

	Energy (6.4%)
2,000,000	Berry Petroleum Company 8.250%, 11/01/16	2,045,000
2,000,000	Bristow Group, Inc. 7.500%, 09/15/17	2,032,500
2,000,000	Chesapeake Energy Corp. 9.500%, 02/15/15	2,202,500
2,000,000	Complete Production Services, Inc.~ 8.000%, 12/15/16	2,055,000
2,850,000	Comstock Resources, Inc. 8.375%, 10/15/17	2,956,875
2,170,000	Concho Resources, Inc. 8.625%, 10/01/17	2,327,325
125,000	Continental Resources, Inc.* 7.375%, 10/01/20	130,000
2,000,000	Dresser-Rand Group, Inc. 7.375%, 11/01/14	2,030,000
1,000,000	Frontier Oil Corp. 8.500%, 09/15/16	1,037,500
500,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	500,000
1,470,000	Hornbeck Offshore Services, Inc. 8.000%, 09/01/17	1,499,400
2,000,000	Mariner Energy, Inc. 11.750%, 06/30/16	2,570,000
	Petroplus Holdings, AG*
2,000,000	9.375%, 09/15/19	1,920,000
1,000,000	6.750%, 05/01/14	955,000
2,000,000	Pride International, Inc. 8.500%, 06/15/19	2,307,500
2,000,000	SEACOR Holdings, Inc. 7.375%, 10/01/19	2,113,874
2,000,000	Superior Energy Services, Inc. 6.875%, 06/01/14	2,000,000
1,700,000	Swift Energy Company 8.875%, 01/15/20	1,787,125
1,481,000	Williams Companies, Inc. 7.750%, 06/15/31	1,709,859

		34,179,458

	Financials (1.3%)
2,000,000	Ford Motor Credit Company, LLC 9.875%, 08/10/11	2,117,108
1,000,000	Janus Capital Group, Inc. 6.950%, 06/15/17	1,020,170
	Leucadia National Corp.
1,980,000	8.125%, 09/15/15	2,083,950
400,000	7.000%, 08/15/13	421,000
1,050,000	OMEGA Healthcare Investors, Inc.*~ 7.500%, 02/15/20	1,084,125

		6,726,353

	Health Care (1.3%)
2,000,000	Bio-Rad Laboratories, Inc. 8.000%, 09/15/16	2,145,000
2,000,000	HCA, Inc. 9.125%, 11/15/14	2,132,500
2,000,000	Talecris Biotherapeutics Holdings Corp.* 7.750%, 11/15/16	2,030,000

6	Global Dynamic Income Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

870,000	Valeant Pharmaceuticals International* 7.625%, 03/15/20	$889,575

		7,197,075

	Industrials (3.7%)
1,000,000	Belden, Inc. 7.000%, 03/15/17	990,000
1,000,000	Clean Harbors, Inc. 7.625%, 08/15/16	1,046,250
2,500,000	Deluxe Corp. 7.375%, 06/01/15	2,553,125
2,000,000	General Cable Corp. 7.125%, 04/01/17	2,012,500
1,000,000	Interline Brands, Inc. 8.125%, 06/15/14	1,008,750
1,700,000	Kansas City Southern 13.000%, 12/15/13	2,040,000
2,000,000	Manitowoc Company, Inc. 7.125%, 11/01/13	2,010,000
	Oshkosh Corp.*
1,000,000	8.500%, 03/01/20	1,057,500
210,000	8.250%, 03/01/17	222,075
2,000,000	SPX Corp. 7.625%, 12/15/14	2,125,000
2,000,000	Terex Corp. 7.375%, 01/15/14	2,035,000
2,000,000	Trinity Industries, Inc. 6.500%, 03/15/14	2,052,500
680,000	Triumph Group, Inc. 8.000%, 11/15/17	683,400

		19,836,100

	Information Technology (2.0%)
2,000,000	Amkor Technology, Inc.~ 9.250%, 06/01/16	2,140,000
400,000	Equinix, Inc. 8.125%, 03/01/18	418,500
2,500,000	Jabil Circuit, Inc. 8.250%, 03/15/18	2,718,750
150,000	JDA Software Group, Inc.* 8.000%, 12/15/14	157,875
1,000,000	Lender Processing Services, Inc. 8.125%, 07/01/16	1,071,250
1,000,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	1,031,250
1,000,000	ViaSat, Inc.* 8.875%, 09/15/16	1,028,750
2,000,000	Xerox Corp. 8.000%, 02/01/27	2,017,454

		10,583,829

	Materials (0.9%)
1,000,000	Southern Copper Corp. 7.500%, 07/27/35	1,072,466
	Steel Dynamics, Inc.
1,675,000	7.750%, 04/15/16	1,756,656
325,000	7.625%, 03/15/20*	338,000
1,410,000	Terra Industries, Inc. 7.750%, 11/01/19	1,736,063

		4,903,185

	Telecommunication Services (1.2%)
2,000,000	Frontier Communications Corp. 9.000%, 08/15/31	2,030,000
500,000	New Communications Holdings, Inc.* 8.250%, 04/15/17	517,500
2,000,000	Qwest Communications International, Inc. 7.750%, 02/15/31	1,970,000
2,000,000	Windstream Corp.~ 8.625%, 08/01/16	2,057,500

		6,575,000

	Utilities (0.2%)
1,000,000	Edison Mission Energy 7.750%, 06/15/16	782,500

	TOTAL CORPORATE BONDS (Cost $110,247,160)	115,302,912

CONVERTIBLE BONDS (13.6%)
	Consumer Discretionary (1.3%)
4,250,000	General Motors Corp. - Series C 6.250%, 07/15/33	1,476,025
5,000,000	Interpublic Group of Companies, Inc. 4.250%, 03/15/23	5,381,250

		6,857,275

	Consumer Staples (0.3%)
1,500,000	Smithfield Foods, Inc.~ 4.000%, 06/30/13	1,636,875

	Energy (0.4%)
1,800,000	Acergy, SA 2.250%, 10/11/13	1,947,715

	Financials (1.0%)
3,000,000	Affiliated Managers Group, Inc. 3.950%, 08/15/38	3,078,750
2,250,000	Health Care REIT, Inc. 3.000%, 12/01/29	2,370,937

		5,449,687

Global Dynamic Income Fund Schedule of Investments SEMIANNUAL REPORT	7

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

		Health Care (2.8%)
5,000,000		Millipore Corp. 3.750%, 06/01/26	$6,287,500
6,500,000		Shire, PLCµ 2.750%, 05/09/14	6,532,562
2,000,000		Teva Pharmaceutical Industries, Ltd.µ 1.750%, 02/01/26	2,440,000

			15,260,062

		Industrials (0.5%)
1,800,000	EUR	MTU Aero Engines Holdings, AGµ 2.750%, 02/01/12	2,569,313

		Information Technology (3.1%)
3,000,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	5,214,414
2,850,000	EUR	Cap Gemini, SA 1.000%, 01/01/12	1,694,150
5,500,000		Intel Corp.µ 2.950%, 12/15/35	5,596,250
4,000,000		Mentor Graphics Corp. 6.250%, 03/01/26	3,970,000

			16,474,814

		Materials (3.5%)
1,200,000		Anglo American, PLC 4.000%, 05/07/14	2,018,400
1,500,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	1,764,275
5,450,000		Goldcorp, Inc.* 2.000%, 08/01/14	6,519,562
3,560,000		Sino-Forest Corp.*µ 4.250%, 12/15/16	3,818,100
2,860,000		Sterlite Industries, Ltd.µ 4.000%, 10/30/14	2,977,975
1,400,000		Xstrata, PLC 4.000%, 08/14/17	1,666,000

			18,764,312

		Telecommunication Services (0.3%)
1,350,000		NII Holdings, Inc.µ 2.750%, 08/15/25	1,392,188

		Utilities (0.4%)
1,700,000	EUR	International Power, PLC 3.250%, 07/20/13	2,407,448

		TOTAL CONVERTIBLE BONDS (Cost $75,387,582)	72,759,689

U.S. GOVERNMENT AND AGENCY SECURITY (0.6%)
3,250,000		United States Treasury Note~ 1.500%, 10/31/10 (Cost $3,270,265)	3,270,059

SOVEREIGN BONDS (1.1%)
2,000,000	AUD	Commonwealth of Australia 6.250%, 06/15/14	1,905,545
350,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	2,013,926
2,500,000	NZD	Government of New Zealand 6.000%, 04/15/15	1,877,488

		TOTAL SOVEREIGN BONDS (Cost $5,852,576)	5,796,959

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (3.8%)
		Consumer Staples (0.9%)
49,000		Archer-Daniels-Midland Company~ 6.250%	1,940,400
5,500		Bunge, Ltd. 5.125%	3,004,375

			4,944,775

		Financials (1.3%)
65,000		Affiliated Managers Group, Inc. 5.150%	2,405,000
2,800		Bank of America Corp. 7.250%	2,749,572
1,600		Wells Fargo & Company 7.500%	1,577,600

			6,732,172

		Health Care (1.2%)
5,000		Mylan, Inc.~ 6.500%	6,559,630

		Materials (0.4%)
21,000		Freeport-McMoRan Copper & Gold, Inc. 6.750%	2,174,067

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $18,748,061)	20,410,644

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (7.8%)+*
		Consumer Discretionary (0.5%)
10,000		Credit Suisse Group (Priceline.com, Inc.) 11.000%, 10/19/10	2,474,000

		Energy (3.8%)
53,400		BNP Paribas, SA (Devon Energy Corp.) 12.000%, 06/17/10	3,616,782
76,000		BNP Paribas, SA (ENSCO, PLC) 11.000%, 11/22/10	3,556,800

8	Global Dynamic Income Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

NUMBER OF
UNITS			VALUE

52,031		Credit Suisse Group (Noble Energy, Inc.) 12.000%, 06/18/10	$3,842,490
91,500		Goldman Sachs Group, Inc. (Noble Corp.) 12.000%, 06/30/10	3,650,850
182,971		JPMorgan Chase & Company (Pride International, Inc.) 12.000%, 08/06/10	5,430,579

			20,097,501

		Health Care (0.7%)
100,000		Deutsche Bank, AG (Medtronic, Inc.) 11.000%, 05/27/10	3,798,000

		Information Technology (2.0%)
162,935		Barclays Capital, Inc. (EMC Corp.) 8.000%, 09/08/10	2,965,417
55,386		Barclays Capital, Inc. (Lexmark International, Inc.) 11.000%, 11/12/10	2,015,497
55,824		Barclays Capital, Inc. (VMware, Inc.) 10.000%, 10/16/10	3,181,968
137,000		Deutsche Bank, AG (Seagate Technology) 11.000%, 08/31/10	2,575,600

			10,738,482

		Materials (0.8%)
78,000		Credit Suisse Group (Barrick Gold Corp.) 11.000%, 11/16/10	3,275,220
15,911		JPMorgan Chase & Company (Freeport-McMoRan Copper & Gold, Inc.) 12.000%, 05/19/10	1,208,440

			4,483,660

		TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $40,945,120)	41,591,643

NUMBER OF
SHARES			VALUE

COMMON STOCKS (81.1%)
		Consumer Discretionary (6.6%)
41,000	EUR	Adidas, AGµ	2,415,930
23,750		Amazon.com, Inc.µ#	3,255,175
7,500		Apollo Group, Inc. - Class Aµ#	430,575
145,000	GBP	British Sky Broadcasting Group, PLCµ	1,357,268
38,500		Carnival Corp.µ	1,605,450
30,000		CBS Corp.	486,300
400,000	AUD	Harvey Norman Holdings, Ltd.µ	1,248,838
39,000	JPY	Makita Corp.µ	1,208,872
72,000		News Corp. - Class Bµ	1,280,880
38,000		Nike, Inc. - Class Bµ	2,884,580
140,000	JPY	Nikon Corp.µ	3,178,152
83,000	JPY	Panasonic Corp.µ	1,216,354
9,000	EUR	Porsche Automobil Holding, SEµ	520,810
9,500	EUR	Puma, AG Rudolf Dassler Sport	3,176,938
110,000	JPY	Suzuki Motor Corp.µ	2,312,174
85,000	CHF	Swatch Group, AG	4,635,078
8,000		Target Corp.µ	454,960
31,000	JPY	Toyota Motor Corp.µ	1,197,777
67,500		Walt Disney Companyµ	2,486,700

			35,352,811

		Consumer Staples (8.5%)
96,000	JPY	Asahi Breweries, Ltd.µ	1,724,486
40,000		Avon Products, Inc.µ	1,293,200
53,000	EUR	Beiersdorf, AGµ	3,003,542
37,500		Coca-Cola Companyµ	2,004,375
355,000	GBP	Diageo, PLCµ	6,054,569
160	JPY	Japan Tobacco, Inc.µ	554,471
12,000		Kimberly-Clark Corp.µ	735,120
225,000	CHF	Nestlé, SA	11,009,457
23,000		PepsiCo, Inc.µ	1,500,060
45,000		Procter & Gamble Companyµ	2,797,200
52,000	GBP	Reckitt Benckiser Group, PLCµ	2,701,289
122,000	SEK	Swedish Match, AB	2,765,698
30,750		Sysco Corp.µ	969,855
53,000	GBP	Unilever, PLCµ	1,592,657
1,140,000	MXN	Wal-Mart de Mexico, SAB de CV	2,653,650
42,000		Wal-Mart Stores, Inc.µ	2,253,300
46,000		Walgreen Companyµ	1,616,900

			45,229,829

		Energy (8.4%)
185,000	GBP	AMEC, PLCµ	2,351,007
10,000		Apache Corp.µ	1,017,600
875,000	GBP	BP, PLCµ	7,631,659
26,000		Chevron Corp.µ	2,117,440
40,000		ConocoPhillipsµ	2,367,600
23,500		Devon Energy Corp.µ	1,582,255
95,000	EUR	ENI S.p.A.µ	2,123,186
82,500		Exxon Mobil Corp.µ	5,597,625
46,500		Halliburton Companyµ	1,425,225
31,000		Marathon Oil Corp.	996,650
24,000		Noble Corp.#	947,760
15,000		Occidental Petroleum Corp.	1,329,900
57,500	NOK	Petroleum Geo-Services ASAµ#	791,352
82,300	GBP	Royal Dutch Shell, PLCµ	2,563,378
22,000		Schlumberger, Ltd.	1,571,240
40,000	CAD	Suncor Energy, Inc.µ	1,368,380
18,000	EUR	Technip, SA	1,439,296
134,000	NOK	TGS Nopec Geophysical Company, ASA#	2,568,174
74,000	EUR	TOTAL, SA	4,026,141

Global Dynamic Income Fund Schedule of Investments SEMIANNUAL REPORT	9

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

16,500		Transocean, Ltd.#	$1,195,425

			45,011,293

		Financials (9.4%)
27,500		Aflac, Inc.µ	1,401,400
4,000		American International Group, Inc.#	155,600
95,000	AUD	ASX, Ltd.µ	2,872,133
135,000	EUR	Banco Santander, SAµ	1,716,572
105,000		Bank of America Corp.	1,872,150
41,000		Bank of New York Mellon Corp.µ	1,276,330
18,700	EUR	BNP Paribas, SAµ	1,284,431
189,615		Citigroup, Inc.µ#	828,617
29,000	EUR	Deutsche Börse, AGµ	2,251,340
201,020	EUR	EFG Eurobank Ergasias, SAµ#	1,615,938
12,000		Franklin Resources, Inc.µ	1,387,680
80,000	CHF	GAM Holding, Ltd.µ#	993,720
8,500		Goldman Sachs Group, Inc.µ	1,234,200
19,000		Hartford Financial Services Group, Inc.	542,830
100,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	1,634,169
77,500		JPMorgan Chase & Companyµ	3,299,950
80,000	CHF	Julius Baer Group, Ltd.µ	2,749,456
99,000		Manulife Financial Corp.µ	1,781,010
16,000		MetLife, Inc.	729,280
360,000	JPY	Mizuho Financial Group, Inc.	693,190
48,000	EUR	Piraeus Bank, SAµ#	361,489
98,000	CAD	Power Financial Corp.µ	2,971,451
8,500		Prudential Financial, Inc.	540,260
187,500	GBP	Schroders, PLCµ	3,964,034
387,000	SGD	Singapore Exchange, Ltd.µ	2,294,414
140,000	GBP	Standard Chartered, PLCµ	3,734,427
23,000	JPY	Sumitomo Mitsui Financial Group, Inc.µ	760,652
23,500		T. Rowe Price Group, Inc.µ	1,351,485
14,000		Travelers Companies, Inc.	710,360
37,250		Wells Fargo & Companyµ	1,233,347
8,300	CHF	Zurich Financial Services, AGµ	1,840,067

			50,081,982

		Health Care (11.6%)
15,000		Abbott Laboratoriesµ	767,400
60,000		Alcon, Inc.µ	9,351,600
83,000		Bristol-Myers Squibb Companyµ	2,099,070
62,000	AUD	Cochlear, Ltd.µ	4,225,371
150,000	AUD	CSL, Ltd.µ	4,482,205
88,000	SEK	Elekta, AB - Class Bµ	2,285,283
34,250		Eli Lilly and Companyµ	1,197,722
80,000		Johnson & Johnsonµ	5,144,000
42,000		Medtronic, Inc.µ	1,834,980
144,533		Merck & Company, Inc.µ	5,064,436
79,600	DKK	Novo Nordisk, A/S - Class B	6,549,319
98,000	JPY	OLYMPUS Corp.µ	2,965,554
190,000		Pfizer, Inc.µ	3,176,800
25,000	CHF	Roche Holding, AGµ	3,947,229
140,000	GBP	Shire, PLC	3,083,944
225,000	GBP	Smith & Nephew, PLC	2,332,707
18,500		Stryker Corp.µ	1,062,640
42,000		UnitedHealth Group, Inc.µ	1,273,020
17,000		Zimmer Holdings, Inc.µ#	1,035,470

			61,878,750

		Industrials (10.0%)
27,000		3M Companyµ	2,394,090
270,000	CHF	ABB, Ltd.µ#	5,179,006
54,000	EUR	ALSTOMµ	3,168,539
610,000	GBP	BAE Systems, PLCµ	3,197,141
28,000		Boeing Companyµ	2,028,040
35,000	EUR	Bouygues, SAµ#	1,734,243
7,000		Danaher Corp.µ	589,960
10,000		Eaton Corp.	771,600
14,500		General Dynamics Corp.µ	1,107,220
242,500		General Electric Companyµ	4,573,550
60,000		Honeywell International, Inc.µ	2,848,200
25,000		Illinois Tool Works, Inc.µ	1,277,500
160,000	JPY	Komatsu, Ltd.	3,225,172
44,000	EUR	Konecranes OYJµ	1,412,606
47,000	EUR	Krones AGµ	2,691,016
10,000		Lockheed Martin Corp.µ	848,900
30,000	EUR	MAN, AGµ	2,831,356
44,000	EUR	MTU Aero Engines Holdings, AGµ	2,419,060
14,000	EUR	Nexans, SAµ	1,103,628
10,000		Raytheon Companyµ	583,000
40,000	EUR	Royal Philips Electronics, NVµ	1,343,165
28,000	EUR	SGL Carbon, AGµ#	912,581
50,000	EUR	Siemens, AGµ	4,931,312
32,000		United Technologies Corp.µ	2,398,400

			53,569,285

		Information Technology (19.3%)
72,000		Accenture, PLC	3,142,080
28,000		Apple, Inc.µ#	7,311,360
1,350,000	GBP	ARM Holdings, PLC	5,206,969
260,000	GBP	Autonomy Corp., PLCµ#	7,132,128
60,000	JPY	Canon, Inc.µ	2,744,598
29,500	EUR	Cap Gemini, SAµ	1,485,887
145,000		Cisco Systems, Inc.µ#	3,903,400
132,500		Dell, Inc.µ#	2,143,850
130,000		eBay, Inc.µ#	3,095,300
65,000		EMC Corp.µ#	1,235,650

10	Global Dynamic Income Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

6,250		Google, Inc.µ#	$3,284,000
110,250	TWD	HTC Corp.	1,477,314
108,000		Infosys Technologies, Ltd.µ	6,467,040
185,000		Intel Corp.µ	4,223,550
15,000		International Business Machines Corp.µ	1,935,000
113,000	JPY	Konami Corp.µ	2,192,317
285,000	SEK	LM Ericsson Telephone Companyµ	3,289,052
85,000	CHF	Logitech International, SAµ#	1,387,656
93,000	TWD	MediaTek, Inc.	1,574,680
190,000		Microsoft Corp.µ	5,802,600
45,000		Motorola, Inc.µ#	318,150
20,400	JPY	Nintendo Company, Ltd.µ	6,852,920
580,000	EUR	Nokia, OYJ#	7,090,807
92,000	JPY	Nomura Research Institute, Ltd.µ	2,347,271
75,000		Oracle Corp.µ	1,938,000
30,393		QUALCOMM, Inc.µ	1,177,425
100,000	BRL	Redecard, SA	1,651,086
5,560	KRW	Samsung Electronics Company, Ltd.µ	4,227,484
121,500	EUR	SAP, AG	5,862,142
75,000		Symantec Corp.µ#	1,257,750
132,000	EUR	Ubisoft Entertainment, SAµ#	1,684,105

			103,441,571

		Materials (3.3%)
114,000	GBP	Anglo American, PLCµ#	4,842,234
20,500	EUR	BASF, SEµ	1,191,842
105,000	AUD	BHP Billiton, Ltd.	3,838,402
60,000	GBP	BHP Billiton, PLCµ	1,831,824
41,000		Dow Chemical Companyµ	1,264,030
36,000		E.I. du Pont de Nemours and Companyµ	1,434,240
7,000		Freeport-McMoRan Copper & Gold, Inc.	528,710
30,000	GBP	Rio Tinto, PLCµ	1,551,013
37,000	NOK	Yara International, ASAµ	1,283,878

			17,766,173

		Telecommunication Services (3.0%)
93,500		América Móvil, SAB de CVµ	4,813,380
145,000		AT&T, Inc.µ	3,778,700
96,000	EUR	France Telecom, SAµ	2,101,599
23,000		Verizon Communications, Inc.µ	664,470
2,157,000	GBP	Vodafone Group, PLC	4,779,593

			16,137,742

		Utilities (1.0%)
47,500		Duke Energy Corp.µ	797,050
10,500		Exelon Corp.µ	457,695
45,801	EUR	GDF Suezµ	1,628,842
29,000	EUR	RWE, AG	2,385,484

			5,269,071

		TOTAL COMMON STOCKS (Cost $575,479,045)	433,738,507

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (0.0%)#
		Consumer Discretionary (0.0%)
30		Amazon.com, Inc. Call, 01/21/12, Strike $130.00 (Cost $96,396)	100,350

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (5.6%)
29,673,792		Fidelity Prime Money Market Fund - Institutional Class (Cost $29,673,792)	29,673,792

TOTAL INVESTMENTS (135.2%) (Cost $859,699,997)			722,644,555

LIABILITIES, LESS OTHER ASSETS (-35.2%)			(187,998,031)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$534,646,524

COMMON STOCKS SOLD SHORT (-2.2%)#
		Consumer Discretionary (-0.2%)
(142,100)		Interpublic Group of Companies, Inc.	(1,266,111)

		Consumer Staples (-0.1%)
(42,200)		Smithfield Foods, Inc.	(790,828)

		Financials (-0.2%)
(10,800)		Affiliated Managers Group, Inc.	(909,144)

		Health Care (-1.6%)
(26,300)		Millipore Corp.	(2,791,745)
(251,300)		Mylan, Inc.	(5,536,139)

			(8,327,884)

		Information Technology (-0.1%)
(44,600)		Mentor Graphics Corp.	(400,954)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $8,180,591)	(11,694,921)

Global Dynamic Income Fund Schedule of Investments SEMIANNUAL REPORT	11

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

NUMBER OF
CONTRACTS		VALUE

WRITTEN OPTIONS (-0.2%)#
	Other (-0.2%)
4,500	iShares MSCI EAFE Index Fund Call, 06/19/10, Strike $56.00	$(528,750)
1,150	SPDR Trust Series 1 Call, 06/19/10, Strike $115.00	(689,425)

	TOTAL WRITTEN OPTIONS (Premium $1,126,812)	(1,218,175)

NOTES TO SCHEDULE OF INVESTMENTS

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2010.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2010, the value of 144A securities that could not be exchanged to the registered form is $54,845,605 or 10.3% of net assets applicable to common shareholders.
†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options, swaps, or securities sold short. The aggregate value of such securities aggregate a total value of $20,945,860.
µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $359,885,340.
+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS
					Unrealized
	Fixed Rate	Floating Rate	Termination	Notional	Appreciation/
Counterparty	(Fund Pays)	(Fund Receives)	Date	Amount	(Depreciation)

BNP Paribas, SA	2.5350% quarterly	3 month LIBOR	03/09/14	$80,000,000	$(1,594,911)
BNP Paribas, SA	2.0200% quarterly	3 month LIBOR	03/09/12	55,000,000	(1,110,506)
BNP Paribas, SA	1.8525% quarterly	3 month LIBOR	09/14/12	36,900,000	(507,081)

					$(3,212,498)

12	Global Dynamic Income Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Schedule of Investments

 APRIL 30, 2010 (UNAUDITED)

 CURRENCY EXPOSURE APRIL 30, 2010 (UNAUDITED)

	Value	% of Total Investments
US Dollar	$435,259,545	61.3%
European Monetary Unit	76,584,738	10.8
British Pound Sterling	71,122,255	10.0
Japanese Yen	33,173,960	4.7
Swiss Franc	31,741,669	4.5
Australian Dollar	18,572,494	2.6
Swedish Krona	8,340,033	1.2
Danish Krone	6,549,319	0.9
Norwegian Krone	4,643,404	0.7
Canadian Dollar	4,339,831	0.6
South Korean Won	4,227,484	0.6
Brazilian Real	3,665,012	0.5
New Taiwanese Dollar	3,051,994	0.4
Mexican Peso	2,653,650	0.4
Singapore Dollar	2,294,414	0.3
New Zealand Dollar	1,877,488	0.3
Hong Kong Dollar	1,634,169	0.2
Total Investments Net of Common Stocks Sold Short and Written Options	$709,731,459	100.0%

Currency exposure may vary over time.

Global Dynamic Income Fund Schedule of Investments SEMIANNUAL REPORT	13

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

April 30, 2010 (unaudited)

ASSETS
Investments in securities, at value (cost $859,699,997)	$722,644,555
Cash with custodian (interest bearing)	1,105,900
Restricted cash for short positions (interest bearing)	13,448,315
Foreign currency (cost $1,168,022)	1,167,195
Receivables:
Accrued interest and dividends	4,772,976
Investments sold	506,676
Prepaid expenses	55,035
Other assets	72,466

Total assets	743,773,118

LIABILITIES
Common stocks sold short, at value (proceeds $8,180,591)	11,694,921
Options written, at value (premium $1,126,812)	1,218,175
Unrealized depreciation on interest rate swaps	3,212,498
Payables:
Note payable	191,000,000
Investments purchased	1,135,236
Affiliates:
Investment advisory fees	605,818
Deferred compensation to trustees	72,466
Financial accounting fees	6,928
Trustees’ fees and officer compensation	3,587
Other accounts payable and accrued liabilities	176,965

Total liabilities	209,126,594

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$534,646,524

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$814,130,316
Undistributed net investment income (loss)	(9,786,800)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions and interest rate swaps	(125,806,474)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options, short positions and interest rate swaps	(143,890,518)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$534,646,524

Net asset value per common shares based upon 59,006,992 shares issued and outstanding	$9.06

14	Global Dynamic Income Fund SEMIANNUAL REPORT Statement of Assets and Liabilities

See accompanying Notes to Financial Statements

Statement of Operations

Six Months Ended April 30, 2010 (unaudited)

INVESTMENT INCOME
Interest	$6,711,519
Dividends	8,738,195
Dividend taxes withheld	(313,517)

Total investment income	15,136,197

EXPENSES
Investment advisory fees	3,537,416
Interest expense and related fees	1,634,157
Deferred debt structuring fee	223,972
Financial accounting fees	40,428
Accounting fees	30,953
Printing and mailing fees	29,924
Legal fees	27,232
Custodian fees	26,296
Registration fees	25,883
Dividend expense on short positions	21,951
Audit fees	20,928
Trustees’ fees and officer compensation	20,809
Transfer agent fees	17,338
Other	20,814

Total expenses	5,678,101

Net expenses	5,678,101

NET INVESTMENT INCOME (LOSS)	9,458,096

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	22,681,054
Purchased options	(8,010)
Foreign currency transactions	43,768
Written options	(12,256,659)
Short positions	(149,746)
Interest rate swaps	(1,680,186)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	35,612,534
Purchased options	3,954
Foreign currency translations	(48,142)
Written options	4,482,081
Short positions	(4,602,223)
Interest rate swaps	(1,433,126)

NET GAIN (LOSS)	42,645,299

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$52,103,395

Global Dynamic Income Fund Statement of Operations SEMIANNUAL REPORT	15

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30, 2010	October 31,
	(Unaudited)	2009

OPERATIONS
Net investment income (loss)	$9,458,096	$18,781,379
Net realized gain (loss)	8,630,221	(136,332,774)
Change in unrealized appreciation/(depreciation)	34,015,078	232,077,862
Distributions to preferred shareholders from:
Net investment income	—	(298,361)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	52,103,395	114,228,106

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(17,702,098)	(25,413,009)
Return of capital	—	(26,513,144)

Net decrease in net assets from distributions to common shareholders	(17,702,098)	(51,926,153)

CAPITAL STOCK TRANSACTIONS
Offering costs on common shares	—	37,627

Net increase (decrease) in net assets from capital stock transactions	—	37,627

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	34,401,297	62,339,580

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	$500,245,227	$437,905,647

End of period	534,646,524	500,245,227

Undistributed net investment income (loss)	$(9,786,800)	$(1,542,798)

16	Global Dynamic Income Fund SEMIANNUAL REPORT Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Statement of Cash Flows

Six Months Ended April 30, 2010 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$52,103,395
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used for operating activities
Change in unrealized appreciation or depreciation on interest rate swaps	1,433,126
Change in written options	(19,873,900)
Purchase of investment securities	(211,164,650)
Proceeds from securities sold short	8,987,595
Purchase of securities to cover short positions	(20,697,621)
Proceeds from disposition of investment securities	270,182,124
Amortization and accretion of fixed-income securities	(672,363)
Purchase of short term investments, net	(14,342,108)
Net realized gains/losses from investments, excluding purchased options	(22,681,054)
Net realized gains/losses from purchased options	8,010
Net realized gains/losses from short positions	149,746
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(35,612,534)
Change in unrealized appreciation or depreciation on purchased options	(3,954)
Change in unrealized appreciation or depreciation on short positions	4,602,223
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(201,536)
Restricted cash for short positions (interest bearing)	6,129,186
Restricted foreign currency for short positions	1,457,502
Prepaid expenses	(37,211)
Other assets	(14,028)
Increase/(decrease) in liabilities:
Payables to affiliates	32,265
Other accounts payable and accrued liabilities	(548,566)

Net cash provided by/(used in) operating activities	$19,235,647

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to common shareholders	(17,702,098)

Net cash provided by/(used in) financing activities	$(17,702,098)

Net increase/(decrease) in cash and foreign currency*	$1,533,549

Cash and foreign currency at beginning of period	$739,546

Cash and foreign currency at end of period	$2,273,095

Supplemental disclosure
Cash paid for interest	$1,642,413

*	Includes net change in unrealized appreciation or depreciation on foreign currency of $27,470.

Global Dynamic Income Fund Statement of Cash Flows SEMIANNUAL REPORT	17

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007. The Fund’s investment objective is to generate a high level of current income with a secondary objective of capital appreciation.

Fund Valuation. The valuation of the Fund’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities and certain convertible preferred securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of such fixed income securities and certain convertible preferred securities consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

18	Global Dynamic Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005-2008 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of

Global Dynamic Income Fund Notes to Financial Statements SEMIANNUAL REPORT	19

Notes to Financial Statements

business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $72,466 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2010. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2010.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from sale of long-term investments, for the period ended April 30, 2010 were as follows:

Cost of purchases	$171,868,669
Proceeds from sales	225,737,683

The following information is presented on a federal income tax basis as of April 30, 2010. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

20	Global Dynamic Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

The cost basis of investments for federal income tax purposes at April 30, 2010 was as follows:

Cost basis of Investments	$867,877,469

Gross unrealized appreciation	21,254,759
Gross unrealized depreciation	(166,487,673)

Net unrealized appreciation (depreciation)	$(145,232,914)

NOTE 4 – INCOME TAXES

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component. The tax character of distributions for the period ended April 30, 2010 will be determined at the end of each Fund’s current fiscal year.

Distributions during the fiscal year ended October 31, 2009, were characterized for federal income tax purposes as follows:

Distributions paid from:
Ordinary income	$26,404,262
Long-term capital gains	—
Return of capital	26,513,144

As of October 31, 2009, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(129,280,329)
Net unrealized gains/(losses)	(184,524,712)

Total accumulated earnings/(losses)	(313,805,041)
Other	(80,048)
Paid-in capital	814,130,316

Net assets applicable to common shareholders	$500,245,227

As of October 31, 2009, the Fund had capital loss carryforward of $129,280,329 which, if not used, will expire in 2017.

NOTE 5 – COMMON SHARES

There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at April 30, 2010. Calamos Advisors owned 9,718 of the outstanding shares at April 30, 2010. Transactions in common shares were as follows:

	Period Ended	Year Ended
	April 30, 2010	October 31, 2009

Beginning shares	59,006,992	59,006,992
Shares issued through reinvestment of distributions	—	—

Ending shares	59,006,992	59,006,992

Global Dynamic Income Fund Notes to Financial Statements SEMIANNUAL REPORT	21

Notes to Financial Statements

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

NOTE 6 – SHORT SALES

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

NOTE 7 – DERIVATIVE INSTRUMENTS

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at April 30, 2010.

Equity Risk. The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

22	Global Dynamic Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

As of April 30, 2010, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the period ended April 30, 2010, the Fund had the following transactions in options written:

	Number of Contracts	Premiums Received

Options outstanding at October 31, 2009	60,815	$16,518,631
Options written	22,400	3,646,349
Options closed	(77,565)	(19,038,168)
Options excercised	—	—
Options expired	—	—

Options outstanding at April 30, 2010	5,650	$1,126,812

Interest Rate Risk. The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the fund’s borrowings (see Note 9 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. Three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). In the case of a coupon swap, a Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2010, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

Credit Risk. The Fund may also enter into credit default swap agreements for investment purposes, to manage its credit risk, or to enhance the total return. A credit default swap agreement enables an investor to buy or sell protection against a negative credit event by an underlying reference obligation, which may be either a single issuer or an issuer within a basket. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or the seller in the transaction. If the Fund is the buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if the credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the

Global Dynamic Income Fund Notes to Financial Statements SEMIANNUAL REPORT	23

Notes to Financial Statements

Fund would be subject to a maximum potential amount of future payments (undiscounted) equal to the notional amount of the swap. Notional amounts of all credit default swap agreements outstanding for which a Fund is the seller of protection are disclosed on the Schedule of Investments. Generally, the payment risk for the seller of protection is inversely related to the current value of the underlying reference obligation, and thus the payment risk increases as the price of the relevant underlying credit declines due to valuations of credit quality. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation.

The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation or depreciation. Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) on swaps. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the return of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts. There is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Below are the types of derivatives in the Fund by gross value as of April 30, 2010:

	Assets		Liabilities
	Statement of Assets &		Statement of Assets &
	Liabilities Location	Value	Liabilities Location	Value

Derivative Type:
Purchased options	Investments in securities	$100,350
Written options			Written options	$1,218,175
Interest Rate contracts	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	3,212,498

VOLUME OF DERIVATIVE ACTIVITY FOR THE SIX MONTHS ENDED APRIL 30, 2010*

Equity:
Purchased options	450
Written options	22,400
Foreign currency contracts	—
Interest rate swaps	—
Credit swaps	—

*	Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

NOTE 8 – PREFERRED SHARES

On March 18, 2009, the Fund’s Board approved the final redemption of all preferred shares outstanding. The shares were redeemed at a price of $25,000 per share plus any accrued and unpaid dividends (an aggregate price of $50,003,372).

NOTE 9 – BORROWINGS

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the Agreement) with BNP Paribas Prime Brokerage, Inc. (as successor to Bank of America N.A.) (“BNP”) that allows the Fund to borrow up to an initial limit of $300,000,000. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .85% on the undrawn balance. For the period ended April 30, 2010, the average borrowings and the average interest rate were $191,000,000 and 1.22%, respectively. As of April 30, 2010, the amount of such outstanding borrowings is $191,000,000. The interest rate applicable to the borrowings on April 30, 2010 was 1.29%.

24	Global Dynamic Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

NOTE 10 – WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

NOTE 11 – STRUCTURED EQUITY-LINKED SECURITIES

The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory

Global Dynamic Income Fund Notes to Financial Statements SEMIANNUAL REPORT	25

Notes to Financial Statements

convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Income received from these securities is recorded as dividends on the Statement of Operations.

NOTE 12 – VALUATIONS

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – assets and liabilities use inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange).

•	Level 2 – assets and liabilities reflect inputs other than quoted prices, but use observable market data (including quoted prices of similar securities, interest rates, credit risk, etc.).

•	Level 3 – assets and liabilities are valued using unobservable inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value).

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 – Quoted Prices
Common Stocks	$185,593,444	$(11,694,921)	$—
Convertible Preferred Stocks	15,001,269	—	—
Written Options	—	—	(1,218,175)
Purchased Options	100,350	—	—
Short Term Investments	29,673,792	—	—
Level 2 – Other significant observable inputs
Common Stocks	248,145,063	—	—
Convertible Bonds	72,759,689	—	—
Corporate Bonds	115,302,912	—	—
U.S. Government and Agency Security	3,270,059	—	—
Sovereign Bonds	5,796,959	—	—
Convertible Preferred Stocks	5,409,375	—	—
Structured Equity-Linked Securities	41,591,643	—	—
Interest Rate Swaps	—	—	(3,212,498)

Total	$722,644,555	$(11,694,921)	$(4,430,673)

26	Global Dynamic Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Six Months Ended				June 27, 2007*
	April 30,				through
	(unaudited)		Year Ended October 31,		October 31,

	2010		2009	2008	2007

Net asset value, beginning of period	$8.48		$7.42	$14.80	$14.32	(a)

Income from investment operations:
Net investment income (loss)	0.16	**	0.32 **	0.60 **	0.18	**

Net realized and unrealized gain (loss)	0.72		1.63	(6.49)	0.75

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		(0.01)	(0.17)	(0.04)

Total from investment operations	0.88		1.94	(6.06)	0.89

Less distributions to common shareholders from:
Net investment income	(0.30)		(0.43)	(1.32)	—

Net realized gains	—		—	—	(0.33)

Return of capital	—		(0.45)	—	—

Capital charge resulting from issuance of common and preferred shares and related offering costs	—		— (b)	— (b)	(0.08)

Net asset value, end of period	$9.06		$8.48	$7.42	$14.80

Market value, end of period	$8.11		$7.34	$6.35	$13.09

Total investment return based on(c):
Net asset value	10.97%		31.82%	(43.35)%	5.92%

Market value	14.77%		33.32%	(45.14)%	(10.59)%

Net assets, end of period (000)	$534,647		$500,245	$437,906	$873,464

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—		$—	$50,000	$350,000

Ratios to average net assets applicable to common shareholders:
Net expenses(d)	2.19	%(e)	3.24%	2.68%	1.22	%(e)

Gross expenses prior to expense reductions and earnings credits(d)	2.19	%(e)	3.26%	2.70%	1.26	%(e)

Net expenses, excluding interest expense and dividend expense on short positions(d)	1.55	%(e)	2.32%	2.28%	1.22	%(e)

Net investment income (loss)(d)	3.65	%(e)	4.31%	4.70%	3.83	%(e)

Preferred share distributions	—%		0.07%	1.35%	0.81	%(e)

Net investment income (loss), net of preferred share distributions from net investment income	3.65	%(e)	4.24%	3.35%	3.02	%(e)

Portfolio turnover rate	25%		34%	79%	9%

Average commission rate paid	$0.0159		$0.0191	$0.0864	$0.0427

Asset coverage per preferred share, at end of period(f)	$—		$—	$243,959	$87,404

Asset coverage per $1,000 of loan outstanding(g)	$3,799		$3,619	$3,900	$—

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Amount equated to less than $0.005 per common share.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(e)	Annualized.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(g)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

Global Dynamic Income Fund Financial Highlights SEMIANNUAL REPORT	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Global Dynamic Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Global Dynamic Income Fund (the “Fund”) as of April 30, 2010, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2009 and the financial highlights for each of the two years then ended and for the period from June 27, 2007 (commencement of operations) through October 31, 2007; and in our report dated December 17, 2009, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois
June 22, 2010

28	Global Dynamic Income Fund SEMIANNUAL REPORT Report of Independent Registered Public Accounting Firm

About Closed-End Funds

What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing
• Defined Asset Pool Allows Efficient Portfolio Management—Although closed- end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

• More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

• Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

• Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

• Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

• No Minimum Investment Requirements

 OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

Global Dynamic Income Fund About Closed-End Funds SEMIANNUAL REPORT	29

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits
• Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

• Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

• Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

30	Global Dynamic Income Fund SEMIANNUAL REPORT Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan

The Calamos Investments Advantage

Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.

Disciplined Investment Philosophy and Process

Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

Comprehensive Risk Management

Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.

Proven Investment Management Team

The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

Sound Proprietary Research

Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

Global Dynamic Income Fund The Calamos Investments Advantage SEMIANNUAL REPORT	31

Calamos Closed-End Funds

Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.

Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 4/30/10	Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Global Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.

Fund asset allocations are based on total investments and may vary over time.

32	Global Dynamic Income Fund SEMIANNUAL REPORT Calamos Closed-End Funds

Managing Your Calamos Funds Investments

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE
800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund

YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how Calamos Investments can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs

Go Paperless!

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You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications would have arrived by traditional mail.

Visit www.calamos.com and sign up for e-Delivery.

Visit www.calamos.com for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2009, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 21, 2010, the Fund submitted a CEO annual certification to the NYSE on which the Fund's chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund's report to the SEC on Form N-CSR contains certifications by the fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED
SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

TRANSFER AGENT
The Bank of New York Mellon
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
K&L Gates LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2010 Calamos Holdings LLC. All Rights Reserved.
Calamos®, Calamos Investments®, Investment strategies for your serious money® and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

CHWSAN 3083 2010

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics – Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Global Dynamic Income Fund
By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 24, 2010
By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: June 24, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 24, 2010
By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: June 24, 2010